American Physicians Capital, Inc. Wall Street Analyst Forum December 2, 2004 R. Kevin Clinton President & CEO

Forward-Looking Statements Certain statements made by American Physicians Capital, Inc. during this presentation may constitute forward-looking statements within the meaning of the federal securities laws. When we use words such as "will," "should," "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. While we believe any forward-looking statements we have made are reasonable, they are subject to risks and uncertainties, and actual results could differ materially. These risks and uncertainties include, but are not limited to, the following: the potential inadequacy of our loss and loss adjustment expense reserves, which could require us to make an adjustment to the level of these reserves and that may materially and adversely impact the results of operations for the period any such adjustment is made; a deterioration in the current accident year experience could result in a portion or all of our deferred policy acquisition costs not being recoverable, which would result in a charge to income; unforeseen costs or the need for additional reserve enhancements associated with our exit from the workers' compensation, health and personal and commercial insurance lines, which could result in future charges to income; an adverse outcome in the putative shareholder class action lawsuit against us; substantial jury awards against our insureds could impose liability on us exceeding our policy limits or the funds we have reserved for the payment of claims; increased pressures on premium rates and our potential inability to obtain rate increases; changes in competitive conditions; an unanticipated increase in claims frequency or severity patterns; our potential inability to obtain adequate and affordable reinsurance coverage from creditworthy reinsurers; our potential inability to collect the full amount of our reinsurance recoverables from reinsurers experiencing financial difficulties, which could result in a future charge to income; adverse regulatory and market changes in certain states of operation where our business is concentrated; the loss of our relationships with medical associations; an interruption or change in our principal third- party distribution relationship; the potential insolvency of any of the guaranty associations in which we participate; the potential inability to obtain regulatory approval of rate increases; our potential inability to comply with insurance regulations; a further reduction in our A.M. Best Company rating; negative changes in financial market conditions; a downturn in general economic conditions; and any other factors listed or discussed in the reports filed by APCapital with the Securities and Exchange Commission under the Securities Exchange Act of 1934. APCapital does not undertake, and expressly disclaims any obligation, to update or alter its statements whether as a result of new information, future events or otherwise, except as required by law.

Snapshot of APCapital 17th largest U.S. medical liability insurance carrier1 Provide coverage to approximately 9,800 physicians Focus on individual and small physicians groups Headquartered in East Lansing, MI Marketing in primarily 5 states --- focus on Midwest region Medical liability direct premiums written totaled $195.7 million for 2003 and $163.8 million in the first nine months of 2004 Assets totaled $1.1 billion at September 30, 2004 NASDAQ:ACAP (IPO December 2000) Market cap $283 million2 1Source: AM Best, based on 2003 direct premiums written 2As of November 19, 2004

Company formed as a mutual in 1975 by the Michigan State Medical Society Entered into workers' compensation in 1993 Entered into Health in 1998 Entered new markets for medical professional liability Expanded into Illinois in 1995 Expanded into Ohio (1996) and Florida (1998) Acquired Kentucky Medical Insurance Company in 1996 Merged with the New Mexico Physicians Mutual Liability Company in 1997 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 Demutualized in 2000 History of Company

31% 27% 19% 10% >1% 8% 2% 1% Distribution of September 30, 2004 YTD Direct Premiums Written (DPW)* Exited Florida and exiting Nevada Strong Midwest Base Core states produced 95% of DPW >1% 1% *Excludes premium produced from Physicians Insurance Co. in Florida

Michigan (27% of Direct Premiums Written) 28 years of underwriting experience, home state Leading writer of physicians Controlled agency distribution Endorsed by Michigan State Medical Society Good tort reform in place since 1994 Illinois (31% of Direct Premiums Written) 2nd largest writer 9 years of underwriting experience Increased rates 164%* since 1/1/02 Largest writer currently has moratorium on new IL business *Compounded Well Positioned in Marketplace

Ohio (19% of Direct Premiums Written) 4th largest writer 8 years of underwriting experience Increased rates 160%* since 1/1/02 Enacted tort reform in 2003 with $350,000 cap on non-economic damages Third largest carrier in state having problems - market share opportunities New Mexico (10% of Direct Premiums Written) Entered state through statutory merger in 1997 Leading writer Increased rates 69%* since 1/1/02 Direct distribution Endorsed by New Mexico State Medical Society State compensation fund - claims over $200,000 *Compounded Well Positioned in Marketplace

Kentucky (8% of Direct Premiums Written) 2nd largest writer Entered state in 1996 through acquisition of Kentucky Medical Insurance Company Increased rates 67%* since 1/1/02 * Compounded Well Positioned in Marketplace

Stock Performance Since IPO December 8, 2000 through November 19, 2004 3Q03 Reserve Charge

Key Components of our Strategic Plan Strong management team Focus on medical professional liability in core markets (exiting workers' compensation and health) Significant rate increases Stringent underwriting practices Aggressive claims management Exit unprofitable markets Stabilize reserves

Aggressively Raising Rates 1998 1999 2000 2001 2002 2003* 2004 East -0.025 0.065 0.07 0.125 0.28 0.3 0.22 *Excludes Florida

Exited unprofitable markets - Florida and Nevada Discontinued writing OH and KY occurrence policies Discontinued writing certain high-risk specialties in high risk areas Lowered maximum policy limits from $10 million to maximum of $2 million; $1 million in high severity areas and specialties Performing on-site visits by risk management Implemented unique Communication Skills Assessment test in high severity states Stringent Underwriting

Strategy --- vigorously defend all non-meritorious claims Won 94% of cases that went to trial in first nine months of 2004 Closed 81% of cases with no indemnity payment in first nine months of 2004 Experienced claims staff with an average of 14 years handling claims in professional liability Deliver quality claims service Claims Defense --- survey results reflect 96% of policyholders had excellent/good experience Aggressive Claims Management

Exiting Lines of Business Exiting workers' compensation line of business Non-renewing all policies after June 30, 2004 Net reserves for unpaid loss and loss adjustment expenses totaled $51.7 million at Sept. 30, 2004 Open claims dropped 37% or 819 from year-end 2003 to 1,396 at Sept. 30, 2004 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 East 7226 12942 12426 4743 194 -167 -37

Exiting Lines of Business Exiting Health line of business Non-renewing all policies after June 30, 2004 Should earn premiums through June 2005 Short tail - approximately 2 months on claims 1Q '03 2Q '03 3Q '03 4Q '03 1Q '04 2Q '04 3Q '04 East 6841 5741 5513 5061 3523 3082 2343

Stabilize Reserves 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 95500 96500 105900 114000 125200 136300 140400

Yes! All indicators show experience is improving Underwriting actions are taking hold Reported claim count down 32% 3Q04 vs. 3Q03, while policy count down only 8% Pricing is up Medical professional liability net premiums earned up 9.5% YTD September 30, 2004 over YTD September 30, 2003 (despite exiting Florida) A significant improvement in the accident year loss ratio for professional liability dropped to 86.5% YTD September 30, 2004 from 121.9% in 2001 Is the Strategic Plan Working

Positive Trends Medical Professional Liability Reported Claim Count by Quarter *Includes 76 claims reported by four physicians at the end of their coverage with the company. 1Q02 2Q02 3Q02 4Q02 1Q03* 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 767 748 729 774 803 694 631 529 524 459 424

Positive Trends Medical Professional Liability Open Claims Count 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 4828 4878 4941 4863 4830 4788 4780 4447 4103 3885 3803

Positive Trends Net Premiums Earned Per Reported Claim --- Excluding Florida 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 East 41296 46554 58045 51124 57641 55209 67631 81013 81151 95498 101333

2004 Significant Events A.M. Best recently affirmed our B+ (very good) rating Commuted Gerling Global reinsurance treaty, resulting in a pre-tax charge of $3.6 million Reported net income of $13.5 million for the nine months ended September 30, 2004 Liquidated high-yield and non-investment grade bonds Exited non-core lines of insurance

High-Quality Investment Portfolio Reducing risk in investment portfolio Improved average rating of bond portfolio: AA at 9/30/04 vs. A at 12/31/03 Increased average yield on investments: 6.05% at 9/30/04 vs. 5.54% at 9/30/03 Liquidated high-yield & other non-investment grade securities in first half of 2004 3rd best bond investment performance nationwide according to Ward's* Fixed income securities Equity securities Other Cash & cash equivalents East 0.74 0.01 0.01 0.24 *Based on highest 2003 bond yield, minimum net premiums written of $100 million Investments totaled $837.3 million at September 30, 2004

Current Status AM Best rating should improve as earnings emerge New business is strong; retention is high We should continue to become more profitable in 2005 and 2006 as the "pipeline" rate increases take hold We intend on growing in states with favorable regulatory and legal environments (MI, NM, WI)

Why Invest in APCapital Underwriting cycle turning We have identified and aggressively addressed our problems New management team Turnaround over past two years Positive trends